UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 1, 2015

CAPITOL ACQUISITION CORP. III

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37588	47-4510443
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

509 7th Street, N.W. Washington, D.C.	20004
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 202-654-7060

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 8.01. Other Events

       On December 1, 2015, Capitol Acquisition Corp. III (the “Company”) announced that holders of the Company’s units will be able to separately trade the shares of common stock and warrants included in such units commencing on or about December 4, 2015. The common stock and warrants will be listed on the Nasdaq Capital Market under the symbols CLAC and CLACW, respectively. Units not separated will continue to be listed on the Nasdaq Capital Market under the symbol CLACU. A copy of the Company’s press release announcing the foregoing is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits:

Exhibit	Description
99.1	Press Release dated December 1, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 2, 2015

CAPITOL ACQUISITION CORP. III

By:	/s/ Mark D. Ein
Name:	Mark D. Ein
Title:	Chief Executive Officer